Exhibit 99.5a

Execution Version

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of June 1, 2007 with an effective date of June 29, 2007 (the “Effective Date”), is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Depositor”), Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. (“MSMCH”), First National Bank of Nevada, as seller (the “Seller”), and acknowledged by LaSalle Bank National Association, as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-11AR (the “Trust”).

RECITALS

WHEREAS MSMCH and the Seller have entered into a certain Master Mortgage Loan Purchase and Warranties Agreement, dated as of January 20, 2005 (the “January Purchase Agreement”), a certain First Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2005 (the “October Purchase Agreement”), and a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006 (the “April Purchase Agreement” and together with the January Purchase Agreement and the October Purchase Agreement, the “Purchase Agreements”), pursuant to which MSMCH has acquired certain Mortgage Loans;

WHEREAS, in connection with the transfer of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to the October Purchase Agreement;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCH certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Purchase Agreements and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.     Assignment and Assumption

(a)  On and of the date hereof, MSMCH hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCH (the “First Assignment and Assumption”), and the Seller hereby acknowledges the First Assignment and Assumption.

MSMCH specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCH with respect to any Mortgage Loans subject to the Purchase Agreements which are not the Specified Mortgage Loans.

(b)  On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller hereby acknowledges the Second Assignment and Assumption.

(c)  On and as of the date hereof, MSMCH represents and warrants to the Depositor and the Trustee that MSMCH has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCH’s acquisition of the Specified Mortgage Loans.

2.        Recognition of Trustee

(a)  From and after the date hereof, both MSMCH and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCH that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCH and their respective successors and assigns.

(b)  Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Purchase Agreements.  Accordingly, the right of MSMCH to consent to any amendment of the Purchase Agreements and its rights concerning waivers as set forth in Section 22 of the October Purchase Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Purchase Agreements with respect thereto, solely by the Trustee as assignee of MSMCH.

(c)           It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the “Pooling and Servicing Agreement”) among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and master servicer (the “Master Servicer”), and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

3.    Representations and Warranties

(a)  The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCH other than those contained in the Purchase Agreements or this Assignment.

(b)  Each of the parties hereto represents and warrants as of the Effective Date that it is duly and legally authorized to enter into this Assignment.

(c)  Each of the Depositor, MSMCH and the Seller represents and warrants as of the Effective Date that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)  The Seller hereby restates (a) as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Section 9.01 of the Purchase Agreements, to and for the benefit of the Depositor, the Securities Administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date, and (b) as of the closing date (as defined in the Purchase Agreements), the representations and warranties set forth in Section 9.02 of the Purchase Agreements, with respect to each of the Specified Mortgage Loans that were sold by it under the Purchase Agreements, to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such closing date.

4.    Continuing Effect

Except as contemplated hereby, the Purchase Agreements shall remain in full force and effect in accordance with its terms.

5.    Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

6.    Notices

(a)       Any notices or other communications permitted or required under the Purchase Agreements to be made to MSMCH, the Depositor, the Trustee and the Seller shall be made in accordance with the terms of the Purchase Agreements and shall be sent as follows:

In the case of MSMCH:

Morgan Stanley Mortgage Capital Holdings LLC.
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-11AR

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-11AR

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-11AR

In the case of the Seller:

First National Bank of Nevada
1665 West Alameda Drive
Tempe, Arizona 85282
Attention: Secondary Marketing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreements.

(b)       Information provided pursuant to Section 35.03(d) of the April Purchase Agreement shall be substantially in the form of Exhibit A attached hereto.

7.         Ratification

Except as modified and expressly amended by this Assignment, the Purchase Agreements are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

8.         Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

9.         Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the October Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
successor by merger to Morgan Stanley Mortgage Capital Inc.

By:  /s/ Valerie Kay
Name:    Valerie Kay
Title:      Vice President

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Valerie Kay
Name:    Valerie Kay
Title:      Vice President

FIRST NATIONAL BANK OF NEVADA

By:  /s/ Scott L. Groves
Name:    Scott L. Groves
Title:      SVP Secondary Marketing

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-11AR

By:  /s/ Andy Streepy
Name:  Andy Streepy
Title:    Assistant Vice President

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

EXHIBIT A

Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-11AR - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-11AR

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 35.03(d) of the Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement between Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada, dated as of April 1, 2006, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].
Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY] as [role] By: __________________ Name: Title: